UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06590

Invesco Value Municipal Income Trust

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/19

Item 1. Report to Stockholders.

Annual Report to Shareholders	February 28, 2019

Invesco Value Municipal Income Trust NYSE: IIM

Letters to Shareholders

Andrew Schlossberg

Dear Shareholders:

This annual report includes information about your Trust, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Trust was managed and the factors that affected its performance during the reporting period.

Philip Taylor, whose messages to shareholders have appeared here for many years, transitioned to a senior advisory role on March 1, prior to his retirement from the firm at the end of the year, and I assumed his role as Head of the Americas and Senior Managing Director, Invesco Ltd. All of us at Invesco are indebted to Phil for his many years of dedicated service to the company and to its funds’ shareholders. I’m excited about this new opportunity, and I look forward to communicating with fund shareholders going forward.

The reporting period proved to be an increasingly volatile time for markets. Amid corporate tax cuts and improving global growth, several US equity indexes redefined highs during the first half of the reporting period. The ebullience, however, ended in October as global equities, in particular US stocks, sold off sharply and continued this downward spiral for the rest of 2018. The catalyst for the sell-off was a combination of ongoing trade conflicts between the US and China, fears of a global economic slowdown and rising US interest rates. Gains posted earlier in the year for global equities were erased, while US Treasury bonds, along with government and municipal bonds, rallied. The reporting period ended on a positive note, however, as global equities bounced back strongly at the outset of 2019, mitigating some of the losses from the sell-off in late 2018. Given the strong economy during the reporting period, the US Federal Reserve (the Fed) raised the federal funds rate four times. At its December 2018 meeting, however, the Fed delivered a more “dovish hike” by simultaneously raising rates while reducing guidance for 2019 rate increases. At its first meeting in 2019, the Fed left rates unchanged. As 2019 unfolds, we’ll see how the interplay of interest rates, economic data, geopolitics and a host of other factors affect US and over-seas equity and fixed income markets.

Investor uncertainty and market volatility, such as we witnessed during the reporting period, are unfortunate facts of life when it comes to investing. That’s why Invesco encourages investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about your Trust’s performance and portfolio holdings. In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 341 2929.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Andrew Schlossberg

Head of the Americas,

Senior Managing Director, Invesco Ltd.

2	Invesco Value Municipal Income Trust

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the fund’s investment strategy.

∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Value Municipal Income Trust

Management’s Discussion of Trust Performance

Performance summary

For the fiscal year ended February 28, 2019, Invesco Value Municipal Income Trust (the Trust), at net asset value (NAV), outperformed its style-specific benchmark, the S&P Municipal Bond 5+ Year Investment Grade Index. The Trust’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance
Total returns, 2/28/18 to 2/28/19

Trust at NAV		4.50%
Trust at Market Value		4.29
S&P Municipal Bond Index▼ (Broad Market Index)		4.03
S&P Municipal Bond 5+ Year Investment Grade Index▼ (Style-Specific Index)		4.49
Lipper Closed-End General and Insured Municipal Leveraged Debt Funds Index∎ (Peer Group Index)		4.11

Market Price Discount to NAV as of 2/28/19	–	8.48

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

The Trust seeks to provide investors with current income exempt from federal income tax.

We seek to achieve the Trust’s investment objective by investing primarily in municipal securities that are rated investment grade at the time of investment. Municipal securities include municipal bonds, municipal notes, municipal commercial paper and lease obligations. The Trust may also invest up to 20% of its net assets in municipal securities rated below investment grade or that are unrated but determined to be of comparable quality at the time of purchase. From time to time, we may invest in municipal securities that pay interest that is subject to the federal alternative minimum tax.

We employ a bottom-up, research-driven approach to identify securities that we believe have attractive risk-reward characteristics for the sectors in which we invest. We also integrate macroeconomic analysis and forecasting into our evaluation and ranking of various sectors and individual securities. Finally, we employ leverage in an effort to enhance the Trust’s income and total return.

Sell decisions generally are based on:

Portfolio Composition By credit sector, based on total investments

Revenue Bonds	77.3%
General Obligation Bonds	12.1
Pre-Refunded Bonds	10.6

Total Net Assets
Applicable to Common Shares	$737.8 million

Total Number of Holdings	491

The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.

Top Five Debt Holdings

1.	Illinois (State of) Toll Highway Authority; Series 2013 A	1.8%
2.	North Texas Tollway Authority; Series 2008 D	1.8
3.	New York (State of) Utility Debt Securitization Authority	1.5
4.	New Jersey (State of) Transportation Trust Fund Authority	1.5
5.	Honolulu (City and County of)	1.5

∎	A deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis.
∎	A deterioration or likely deterioration of the broader fundamentals of a particular industry or sector.
∎	Opportunities in the secondary or primary market to exchange into a security with better relative value.

Market conditions and your Trust

The broad municipal bond market experienced positive returns for the fifth consecutive year in 2018. During the fiscal year, investment grade municipals returned 4.13% and high yield municipals returned 6.96%.1 This strong performance included investment grade municipals returning 1.30% and high yield municipals returning 1.22% for the first two months of 2019.1

  The first half of the fiscal year began with supportive technical conditions (supply and demand balances) in place as new issuance of municipal bonds totaled $187 billion – down 8% from the same time period in 2017.2 However, fund flows into the municipal bond market remained positive, totaling $6.5 billion from March through August 2018.3 The high yield municipal bond market outperformed the investment grade bond segment, led by strong performance of tobacco bonds and improved price discovery on Puerto Rico bonds as a result of developments in the commonwealth’s debt restructuring.

  Municipal bonds withstood headwinds from interest rate movements that had the 10-year US Treasury yield breaching 3.00% in April 2018.4 During the fiscal year, the US Federal Reserve (the Fed) raised the federal funds rate four times: in March, June, September and December 2018.5 This series of anticipated rate hikes reflected increased confidence in the US economy amid low unemployment, relatively stable inflation and overall robust economic growth. This expansionary monetary policy significantly flattened the US Treasury yield curve with a slight inversion on the short end occurring in December 2018.

  In September 2018, market conditions weakened in stark contrast to the first half of the fiscal year, and thus, exposed the municipal bond market to more sensitivity relating to the month’s sell-off in US Treasuries. Both investment grade municipals and high yield municipals posted negative returns for the months of September and October 2018. The municipal yield curve continued to steepen, showing confidence in strong gross

4	Invesco Value Municipal Income Trust

domestic product growth, as well as rising concern that an impending trade war between the US and China could increase inflation pressures.

As anticipated, US midterm election results had a positive impact on municipal securities as perceived threats to municipal tax exemptions, further tax reform and changes to the Affordable Care Act were greatly reduced. News of a possible ban on flavored e-cigarettes and menthol cigarettes made headlines, which caused a short-lived decline in valuations for Tobacco Master Settlement Agreement (Tobacco MSA) bonds, primarily below investment grade securities. Meanwhile, year-end demand for yield and coupon payments caused the municipal bond asset class to end 2018 on a strong note.

The Fed’s dovish stance to begin calendar year 2019 took the market by surprise, leading economists to change their predictions from two interest rate increases in 2019, to just one. Additionally, the US government shutdown, which lasted a total of 35 days, along with ongoing US-China trade negotiations and Brexit developments, created a challenging market environment. Despite these challenges, the municipal market performed positively as technical conditions continued to provide tailwinds, driven particularly by the insatiable demand for maturities (10 years and shorter) from US retail separately managed accounts (SMAs).

Flows into the municipal bond asset class were positive for six of the 12 months covered by the fiscal year. With slowing economic growth and the Fed’s interest rate policy detour, investor demand for municipal securities spiked, bringing record net inflows of more than $18.9 billion for the first two months of 2019.3

At the close of the fiscal year, we believed municipal fundamentals remained strong and ramifications of the Tax Cuts and Jobs Act of 2017 had not yet been fully realized. As a result, we believe demand for tax-exempt investments from retail investors could continue as taxes become front of mind.

During the fiscal year, security selection in non-rated municipal bonds contributed to the Trust’s performance relative to its style-specific benchmark. Security selection in intermediate maturity bonds (7.00-14.99 years) also contributed to the Trust’s relative results. On a sector level, security selection in local general obligation bonds contributed to the Trust’s relative return. On a state level, security selection in California issues benefited the Trust’s relative performance.

Holdings in pre-refunded bonds detracted from the Trust’s performance relative to its style-specific benchmark during the fiscal year. The Trust’s allocation to shorter-duration holdings (6.99 years and less) also detracted from its relative performance. On a state level, security selection in Florida and Illinois holdings detracted from the Trust’s relative performance.

One important factor affecting the Trust’s performance relative to its style-specific benchmark was the use of leverage. The Trust uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for common shareholders. However, the use of lever age also can expose common shareholders to additional volatility. For example, if the prices of securities held by a trust decline, the negative effect of these valuation changes on common-share NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance common-share returns during periods when the prices of securities held by a trust generally are rising.

Over the fiscal year, leverage contributed to the Trust’s performance relative to its style-specific benchmark. The Trust achieved a leveraged position through the use of inverse floating rate securities and variable rate muni term preferred (VMTP) shares. Inverse floating rate securities or tender option bonds (TOBs) are instruments that have an inverse relationship to a referenced interest rate. VMTPs are a variable rate form of preferred stock with a mandatory redemption date. Inverse floating rate securities and VMTPs can be an efficient way to manage duration, yield curve exposure and credit exposure, potentially enhancing yield. At the close of the fiscal year, leverage accounted for 39% of the Trust’s total assets and it contributed to returns. For more information about the Trust’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Trust is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments and/or the market price of the Trust’s common shares.

Thank you for investing in Invesco Value Municipal Income Trust and for sharing our long-term investment horizon.

1  Source: FactSet Research Systems Inc.

2  Source: The Bond Buyer

3  Source: Strategic Insight

4  Source: US Department of the Treasury

5  Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Trust and, if applicable, index disclosures later in this report.

Mark Paris Portfolio Manager and Chief Investment Officer and Head of Municipal Strategies for Invesco Fixed Income,

is manager of Invesco Value Municipal Income Trust. He joined Invesco in 2010. Mr. Paris was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2002 to 2010 and began managing the Trust in 2015. He earned a BBA in finance from Baruch College – The City University of New York.

John (Jack) Connelly Portfolio Manager, is manager of Invesco Value Municipal Income Trust. He joined Invesco in 2016 and began managing the Trust in 2016. Mr. Connelly was employed at Raymond James & Associates in an investment management capacity from 1994 to 2015. Prior to 2012, he served as director of the municipal high yield trading group. He earned a BA in philosophy from Wheaton College and masters degrees from the University of Rhode Island and Yale University.

5	Invesco Value Municipal Income Trust

Tim O’Reilly Portfolio Manager, is manager of Invesco Value Municipal Income Trust. He joined Invesco in 2010.
Mr. O’Reilly was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2001 to 2010 and began managing the Trust in 2016. Mr. O’Reilly earned a BS in finance from Eastern Illinois University and an MBA in finance from the University of Illinois at Chicago.

James Phillips Portfolio Manager, is manager of Invesco Value Municipal Income Trust. He joined Invesco in 2010.
Mr. Phillips was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 1991 to 2010 and began managing the Trust in 2015. He earned a BA in American literature from Empire State College, the independent study division of the State University of New York, and an MBA in finance from the University at Albany, State University of New York.

John Schorle Portfolio Manager, is manager of Invesco Value Municipal Income Trust. He joined Invesco in 2010 and began managing the Trust in 2018. Mr. Schorle was associated with the Trust’s previous investment adviser from 1998 to 2010. Mr. Schorle earned a BA degree in economics from DePaul University. He is also a Certified Public Accountant.

Julius Williams Portfolio Manager, is manager of Invesco Value Municipal Income Trust. He joined Invesco in 2010.
Mr. Williams was associated with the Trust’s previous investment adviser or its investment advisory affiliates in an investment management capacity from 2000 to 2010 and began managing the Trust in 2015. He earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

6	Invesco Value Municipal Income Trust

Supplemental Information

Invesco Value Municipal Income Trust’s investment objective is to provide common shareholders with current income which is exempt from federal income tax.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2019, and is based on total net assets applicable to common shares.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond 5+ Year Investment Grade Index seeks to measure the performance of investment grade US municipal bonds with maturities equal to or greater than five years.
∎	The Lipper Closed-End General and Insured Municipal Leveraged Debt Funds Index is an unmanaged index considered representative of closed-end general and insured leveraged municipal debt funds tracked by Lipper.
∎	The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Trust performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

7	Invesco Value Municipal Income Trust

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

∎	Add to your account:

You may increase your shares in your Trust easily and automatically with the Plan.

∎	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

∎	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/closed-end.

∎	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan

If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting invesco.com/closed-end, by calling toll-free 800 341 2929 or by notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:

1.

Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.

2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV – you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/closed-end or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.

If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.

If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.

You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/closed-end.

8	Invesco Value Municipal Income Trust

Schedule of Investments

February 28, 2019

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–162.58%(a)
Alabama–3.58%
Alabama (State of) Special Care Facilities Financing Authority (Ascension Health Senior Credit Group); Series 2016B, Ref. RB	5.00%	11/15/2046	$4,500	$4,966,110
Alabaster (City of) Board of Education;
Series 2014 A, Limited Special Tax GO Wts. (INS - AGM)(b)	5.00%	09/01/2039	1,095	1,221,210
Series 2014 A, Limited Special Tax GO Wts. (INS - AGM)(b)	5.00%	09/01/2044	1,095	1,216,611
Birmingham (City of) Airport Authority; Series 2010, RB (INS - AGM)(b)	5.25%	07/01/2030	3,600	3,735,540
Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging);
Series 2016, RB	5.25%	06/01/2025	700	769,349
Series 2016, RB	5.75%	06/01/2045	515	551,740
Birmingham (City of) Water Works Board; Series 2011, Water RB (c)(d)(e)	5.00%	01/01/2021	8,575	9,100,305
Chatom (Town of) Industrial Development Board (PowerSouth Energy Cooperative); Series 2010 A, Ref. Gulf Opportunity Zone RB (INS -AGC)(b)	5.00%	08/01/2037	2,000	2,070,540
Lower Alabama Gas District (The); Series 2016A, Gas Project RB (e)	5.00%	09/01/2046	2,400	2,809,608
				26,441,013
Alaska–0.56%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services); Series 2011 A, RB (e)	5.50%	10/01/2041	3,825	4,114,438
Arizona–4.46%
Arizona (State of) Health Facilities Authority (Catholic Healthcare West); Series 2011 B-2, RB (INS-AGM)(b)	5.00%	03/01/2041	2,065	2,157,966
Arizona (State of) Health Facilities Authority (Phoenix Children’s Hospital); Series 2012, Ref. Hospital System RB	5.00%	02/01/2042	4,450	4,691,235
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2042	1,905	2,066,696
Arizona (State of) Industrial Development Authority (Leman Academy of Excellence); Series 2017 A, Ref. Education RB (f)	5.00%	07/01/2037	680	679,952
Glendale (City of) Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/2035	1,000	1,033,200
Series 2010, RB	5.13%	05/15/2040	1,000	1,033,460
Glendale (City of) Industrial Development Authority (The Beatitudes Campus);
Series 2017, Ref. RB	5.00%	11/15/2031	1,220	1,251,061
Series 2017, Ref. RB	5.00%	11/15/2045	880	874,799
La Paz (County of) Industrial Development Authority (Charter School Solutions- Harmony Public Schools); Series 2018 A, Education Facility Lease RB	5.00%	02/15/2048	700	738,073
Maricopa County Pollution Control Corp. (Southern California Education Co.); Series 2000 B, Ref. RB	5.00%	06/01/2035	1,165	1,187,415
Mesa (City of); Series 2013, Excise Tax RB (e)	5.00%	07/01/2032	7,600	8,311,968
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB (f)	6.50%	07/01/2034	435	474,894
Phoenix (City of) Industrial Development Authority (Rowan University); Series 2012, Lease RB	5.00%	06/01/2042	2,665	2,845,580
Pima (County of) Industrial Development Authority (Edkey Charter Schools); Series 2013, Ref. Education Facility RB	6.00%	07/01/2033	1,000	966,210
Pima (County of) Industrial Development Authority (Grande Innovations Academy); Series 2018, Education Facility RB (f)	5.25%	07/01/2048	1,175	1,115,193
Yuma (City of) Industrial Development Authority (Regional Medical Center);
Series 2014 A, Hospital RB	5.00%	08/01/2032	1,050	1,177,806
Series 2014 A, Hospital RB	5.25%	08/01/2032	2,000	2,270,700
				32,876,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–21.18%
Alhambra Unified School District (Election of 2004);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS -AGC)(b)(g)	0.00%	08/01/2035	$3,010	$1,722,924
Series 2009 B, Unlimited Tax CAB GO Bonds (INS -AGC)(b)(g)	0.00%	08/01/2036	2,675	1,459,641
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 F-1, Toll Bridge RB (e)	5.00%	04/01/2056	2,325	2,594,793
Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds (g)	0.00%	08/01/2026	2,720	2,307,050
Series 2009, Unlimited Tax CAB GO Bonds (g)	0.00%	08/01/2031	5,270	3,687,208
California (County of) Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2006C, Tobacco Settlement Sub. CAB RB (g)	0.00%	06/01/2055	10,335	480,267
California (State of);
Series 2010, Various Purpose Unlimited Tax GO Bonds	5.50%	03/01/2040	2,410	2,488,301
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.25%	04/01/2035	4,135	4,517,694
Series 2013, Various Purpose Unlimited Tax GO Bonds	5.00%	04/01/2037	1,800	1,983,042
California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB (e)	5.00%	11/15/2036	4,750	4,864,428
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing Project); Series 2018, Student Housing RB	5.00%	05/15/2035	1,245	1,403,165
California (State of) Municipal Finance Authority (Linxs APM); Series 2018 A, Sr. Lien RB (h)	5.00%	12/31/2037	2,000	2,253,920
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB (f)(h)	5.00%	07/01/2027	1,190	1,278,798
Series 2012, Water Furnishing RB (f)(h)	5.00%	07/01/2030	1,400	1,488,830
Series 2012, Water Furnishing RB (f)(h)	5.00%	07/01/2037	3,075	3,225,337
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.00%	11/01/2040	3,000	3,121,020
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.25%	12/01/2044	755	805,019
Series 2016A, RB (f)	5.00%	12/01/2041	1,275	1,347,650
Series 2016A, RB (f)	5.25%	12/01/2056	995	1,058,401
California Infrastructure & Economic Development Bank;
Series 2003 A, First Lien Bay Area Toll Bridges RB (c)(d)(e)	5.00%	01/01/2028	6,800	8,536,516
Series 2003 A, First Lien Bay Area Toll Bridges Seismic Retrofit RB (c)(d)	5.00%	01/01/2028	4,500	5,671,215
Series 2003 A, First Lien Bay Area Toll Bridges RB (c)(d)(e)	5.00%	01/01/2028	3,300	4,142,721
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS -NATL)(b)(g)	0.00%	08/01/2029	1,360	1,005,380
Dry Creek Joint Elementary School District (Election of 2008-Measure E);
Series 2009, Unlimited Tax CAB GO Bonds (g)	0.00%	08/01/2043	2,120	799,494
Series 2009, Unlimited Tax CAB GO Bonds (g)	0.00%	08/01/2044	1,090	392,324
Series 2009, Unlimited Tax CAB GO Bonds (g)	0.00%	08/01/2045	6,270	2,158,824
Series 2009, Unlimited Tax CAB GO Bonds (g)	0.00%	08/01/2048	4,610	1,398,628
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB (c)(d)(e)	5.00%	06/01/2020	4,440	4,637,669
El Segundo Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds (g)	0.00%	08/01/2031	4,155	2,836,868
Series 2009 A, Unlimited Tax CAB GO Bonds (g)	0.00%	08/01/2032	3,165	2,058,516
Golden State Tobacco Securitization Corp.;
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2030	3,200	3,552,608
Series 2018 A-1, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2047	955	921,881
Series 2018 A-2, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2047	5,735	5,536,110
Los Angeles (City of) Department of Airports (Los Angeles International Airport); Series 2010 B, Sub. RB	5.00%	05/15/2040	2,000	2,077,040
Los Angeles (City of) Department of Water & Power;
Series 2012 A, Waterworks RB (e)	5.00%	07/01/2043	6,240	6,816,139
Series 2012 B, Waterworks RB (e)	5.00%	07/01/2043	9,805	10,710,296

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Menifee Union School District (Election of 2008);
Series 2009 C, Unlimited Tax CAB GO Bonds (INS -AGC)(b)(g)	0.00%	08/01/2034	$1,665	$976,523
Series 2009 C, Unlimited Tax CAB GO Bonds (INS -AGC)(b)(g)	0.00%	08/01/2035	300	168,156
Moreland School District (Crossover Series 14); Series 2006C, Ref. Unlimited Tax CAB GO Bonds (INS -AMBAC)(b)(g)	0.00%	08/01/2029	3,350	2,466,370
M-S-R Energy Authority; Series 2009 B, Gas RB	6.13%	11/01/2029	1,000	1,237,520
Mt. San Antonio (City of) Community College District (Election 2008); Series 2013 A, Unlimited Tax Conv. CAB GO Bonds (i)	6.25%	08/01/2043	1,985	1,706,445
Oak Grove School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (g)	0.00%	08/01/2028	2,400	1,889,928
Patterson Joint Unified School District (Election of 2008);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS -AGM)(b)(g)	0.00%	08/01/2034	3,825	2,246,767
Series 2009 B, Unlimited Tax CAB GO Bonds (INS -AGM)(b)(g)	0.00%	08/01/2035	4,120	2,316,800
Series 2009 B, Unlimited Tax CAB GO Bonds (INS -AGM)(b)(g)	0.00%	08/01/2036	300	160,923
Series 2009 B, Unlimited Tax CAB GO Bonds (INS-AGM)(b)(g)	0.00%	08/01/2037	1,785	912,563
Poway Unified School District (Election of 2008 - School Facilities Improvement District No. 2007-1);
Series 2009 A, Unlimited Tax CAB GO Bonds (g)	0.00%	08/01/2028	7,840	6,099,677
Series 2009 A, Unlimited Tax CAB GO Bonds (g)	0.00%	08/01/2031	8,475	5,814,697
Regents of the University of California; Series 2013 AI, General RB (e)	5.00%	05/15/2033	6,000	6,702,000
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/2041	2,180	2,377,137
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2019 A, Ref. Second Series RB (h)	5.00%	05/01/2036	1,165	1,360,545
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS -AGM)(b)(g)	0.00%	09/01/2030	1,600	1,164,512
San Juan Unified School District (Election of 2002); Series 2010, Unlimited Tax GO Bonds (c)(d)	5.00%	08/01/2020	1,525	1,601,936
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, Special Tax RB	5.50%	09/01/2032	595	639,351
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, Tobacco Settlement CAB Turbo RB (g)	0.00%	06/01/2041	3,445	901,350
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. Special Tax RB	5.00%	09/01/2031	2,450	2,737,850
William S. Hart Union High School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (g)	0.00%	08/01/2033	11,350	6,978,207
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS -AGM)(b)(g)	0.00%	08/01/2022	525	492,219
				156,291,193

Colorado–4.26%
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group); Series 2018 A, Hospital RB	5.00%	11/15/2048	1,155	1,295,933
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2013 A, RB (e)	5.50%	01/01/2035	8,100	9,156,159
Colorado (State of) Health Facilities Authority (The Evangelical Lutheran Good Samaritan Society); Series 2017, Ref. Hospital RB	5.00%	06/01/2047	580	621,888
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010, Private Activity RB	6.00%	01/15/2041	3,000	3,078,690
Colorado (State of) Science and Technology Park Metropolitan District No. 1; Series 2018, Ref. RB	5.00%	12/01/2033	500	510,905
Denver (City & County of); Series 2018 A, Ref. Sub. Airport System RB (e)(h)	5.25%	12/01/2048	5,740	6,587,913
Neu Towne Metropolitan District; Series 2018 A, Ref. & Improvement Limited Tax GO Bonds	5.38%	12/01/2046	700	703,234
Prairie Center Metropolitan District No. 3; Series 2017 A, Ref. Limited Property Tax Supported RB (f)	5.00%	12/15/2041	950	962,758
University of Colorado; Series 2013 A, Enterprise RB (c)(d)(e)	5.00%	06/01/2023	7,500	8,501,925
				31,419,405

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia–4.83%
District of Columbia;
Series 2006B-1, Ballpark RB (INS-NATL)(b)	5.00%	02/01/2031	$6,215	$6,226,373
Series 2009 A, Sec. Income Tax RB (e)	5.25%	12/01/2027	5,100	5,233,518
Series 2014 C, Unlimited Tax GO Bonds (e)	5.00%	06/01/2034	3,030	3,411,295
Series 2014 C, Unlimited Tax GO Bonds (e)	5.00%	06/01/2035	6,060	6,806,713
District of Columbia (Provident Group - Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/2045	1,000	1,005,160
District of Columbia Water & Sewer Authority; Series 2013 A, Sub. Lien Public Utility RB (e)	5.00%	10/01/2044	6,000	6,585,600
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2014 A, Ref. Sr. Lien Dulles Toll Road RB	5.00%	10/01/2053	6,155	6,364,147
				35,632,806

Florida–9.98%
Alachua (County of) Health Facilities Authority (Terraces at Bonita Springs); Series 2011 A, RB	8.13%	11/15/2041	1,000	1,089,410
Broward (County of);
Series 2015 A, Airport System RB (h)	5.00%	10/01/2045	1,280	1,404,326
Series 2017, Airport System RB (e)(h)	5.00%	10/01/2047	3,615	4,000,214
Cape Coral (City of);
Series 2011 A, Ref. Water & Sewer RB (c)(d)	5.00%	10/01/2021	1,500	1,626,150
Series 2011, Ref. Water & Sewer RB (c)(d)	5.00%	10/01/2021	4,130	4,482,785
Capital Trust Agency Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. Retirement Facility RB (f)	5.00%	07/01/2046	1,250	1,257,525
Citizens Property Insurance Corp.; Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/2021	4,890	5,240,417
Collier (County of) Industrial Development Authority (The Arlington of Naples); Series 2014 A, Continuing Care Community RB (f)	7.75%	05/15/2035	2,250	2,211,773
Davie (Town of) (Nova Southeastern University); Series 2013 A, Educational Facilities RB	6.00%	04/01/2042	1,250	1,408,813
Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2048	2,980	3,167,561
Hillsborough (County of) Aviation Authority (Tampa International Airport); Series 2018 E, RB (h)	5.00%	10/01/2048	2,055	2,304,066
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center);
Series 2012, RB	5.13%	11/15/2032	4,000	4,233,240
Series 2012, RB	5.50%	11/15/2032	1,100	1,188,462
Miami Beach (City of) Health Facilities Authority (Mount Sinai Medical Center); Series 2014, Ref. RB	5.00%	11/15/2044	820	864,469
Miami-Dade (County of);
Series 2010, Water & Sewer System RB (c)(d)	5.00%	10/01/2020	4,500	4,735,530
Series 2012 A, Ref. Aviation RB (h)	5.00%	10/01/2028	2,000	2,173,960
Series 2012 B, Ref. Sub. Special Obligation RB	5.00%	10/01/2032	1,000	1,094,880
Series 2012 B, Ref. Sub. Special Obligation RB	5.00%	10/01/2035	1,575	1,718,766
Series 2016A, Ref. Aviation RB	5.00%	10/01/2041	1,195	1,335,484
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2018 A, RB (e)	5.00%	04/01/2053	3,820	4,218,502
Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB (INS-AGM)(b)	5.00%	07/01/2035	3,415	3,549,824
Miami-Dade (County of) Florida Industrial Development Authority (Waste Management, Inc.); Series 2018 B, Solid Waste Disposal Floating Rate RB (SIFMA Municipal Swap Index + 0.80%)(d)(h)(j)	2.54%	11/01/2021	580	580,139
Orange (County of); Series 2012 B, Ref. Sales Tax RB (e)	5.00%	01/01/2031	7,500	8,123,175
Orlando (City of) Greater Orlando Aviation Authority; Series 2017 A, Priority Sub. Airport Facilities RB (h)	5.00%	10/01/2047	975	1,078,136
Palm Beach (County of) Health Facilities Authority (Jupiter Medical Center, Inc.); Series 2013 A, Hospital RB	5.00%	11/01/2043	2,030	2,111,687
Palm Beach (County of) Solid Waste Authority;
Series 2009, Improvement RB (c)(d)	5.50%	10/01/2019	3,050	3,119,022
Series 2016, RB (e)	5.00%	10/01/2031	2,790	3,014,428
Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2018 B, Ref. PCR	5.00%	03/15/2042	825	919,784
Tallahassee (City of) (Tallahassee Memorial Health Care, Inc.); Series 2016, Health Facility RB	5.00%	12/01/2055	1,335	1,421,868
				73,674,396

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–1.73%
Atlanta (City of); Series 2010 A, General Airport RB (INS-AGM)(b)	5.00%	01/01/2035	$5,390	$5,515,695
Augusta (City of) Development Authority; Series 2018, RB	4.00%	07/01/2037	3,110	3,088,323
Fulton (County of) Development Authority (Georgia Tech Athletic Association); Series 2012, Ref. RB	5.00%	10/01/2042	510	553,263
Private Colleges & Universities Authority (Mercer University);
Series 2012 A, RB	5.25%	10/01/2027	2,170	2,324,157
Series 2012 A, RB	5.00%	10/01/2032	1,220	1,272,790
				12,754,228

Hawaii–2.46%
Hawaii (State of); Series 2015 A, Airport System RB (h)	5.00%	07/01/2045	1,575	1,739,194
Hawaii (State of) Department of Budget & Finance (Hawaii Pacific Health Obligated Group); Series 2013 A, Ref. Special Purpose RB	5.50%	07/01/2043	3,000	3,311,700
Hawaii (State of) Department of Transportation (Airports Division); Series 2013, Lease Revenue COP (h)	5.00%	08/01/2028	1,775	1,949,252
Honolulu (City & County of); Series 2012 A, Unlimited Tax GO Bonds (c)(d)(e)	5.00%	11/01/2022	10,000	11,188,100
				18,188,246

Idaho–0.95%
Idaho (State of) Health Facilities Authority (St. Luke’s Regional Medical Center); Series 2010, RB (c)(d)	5.00%	07/01/2020	5,000	5,220,550
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.);
Series 2017 A, Ref. RB	5.00%	11/15/2032	730	748,586
Series 2017 A, Ref. RB	5.25%	11/15/2037	1,020	1,049,325
				7,018,461

Illinois–17.12%
Chicago (City of);
Series 2002 B, Unlimited Tax GO Bonds	5.50%	01/01/2037	630	671,889
Series 2005 D, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2040	395	418,337
Series 2007 A, Ref. Project Unlimited Tax GO Bonds (INS-AGM)(b)	5.00%	01/01/2037	4,545	4,577,133
Series 2007 E, Ref. Unlimited Tax GO Bonds	5.50%	01/01/2042	315	332,779
Series 2008, Ref. Second Lien Waterworks RB (INS -AGM)(b)	5.00%	11/01/2027	280	280,728
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/2033	1,660	1,695,375
Series 2014, Ref. Motor Fuel Tax RB (INS -AGM)(b)	5.00%	01/01/2030	1,000	1,084,090
Series 2014, Second Lien Waterworks RB	5.00%	11/01/2044	765	832,167
Series 2015 A, Unlimited Tax GO Bonds	5.50%	01/01/2033	3,145	3,387,794
Series 2017 A, Second Lien Wastewater Transmission RB	5.00%	01/01/2047	2,500	2,654,650
Chicago (City of) (Midway Airport);
Series 2013 A, Ref. Second Lien RB (h)	5.50%	01/01/2031	2,280	2,513,176
Series 2013 B, Ref. Second Lien RB	5.00%	01/01/2025	1,550	1,716,222
Series 2014 A, Ref. Second Lien RB (h)	5.00%	01/01/2041	1,100	1,187,769
Chicago (City of) (O’Hare International Airport); Series 2017 D, Sr. Lien General Airport RB (e)(h)	5.00%	01/01/2052	5,000	5,416,850
Chicago (City of) (O’Hare International Airport);
Series 2015 C, RB (h)	5.00%	01/01/2046	790	845,166
Series 2015 D, RB	5.00%	01/01/2046	555	602,852
Series 2016 C, Ref. Sr. Lien General Airport RB	5.00%	01/01/2037	1,595	1,771,072
Series 2017 D, Sr. Lien General Airport RB	5.25%	01/01/2042	1,265	1,431,537
Chicago (City of) Board of Education;
Series 2017 H, Dedicated Unlimited Tax GO Bonds	5.00%	12/01/2046	1,910	1,934,142
Series 2018 A, Ref. Unlimited Tax GO Bonds (INS -AGM)(b)	5.00%	12/01/2029	1,000	1,143,300
Series 2018 A, Unlimited Tax GO Bonds (INS -AGM)(b)	5.00%	12/01/2031	625	705,531
Series 2018 C, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2022	995	1,043,407
Series 2018 C, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2023	500	529,200
Series 2018 E, Educational Purpose TAN, Floating Rate (1 mo. USD LIBOR + 0.67%)(d)(f)	2.63%	03/29/2019	675	675,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (City of) Metropolitan Water Reclamation District (Green Bonds); Series 2016E, Unlimited Tax GO Bonds	5.00%	12/01/2045	$1,650	$1,810,198
Chicago (City of) Transit Authority;
Series 2011, Sales Tax Receipts RB (e)(k)	5.25%	12/01/2036	2,490	2,632,876
Series 2011, Sales Tax Receipts RB (e)(k)	5.25%	12/01/2036	5,000	5,286,900
Series 2014, Sales Tax Receipts RB	5.00%	12/01/2044	3,270	3,543,928
Cook (County of) Forest Preserve District;
Series 2012 B, Ref. Limited Tax GO Bonds (e)	5.00%	12/15/2032	2,460	2,601,598
Series 2012 B, Ref. Limited Tax GO Bonds (e)	5.00%	12/15/2037	2,460	2,581,204
Illinois (State of);
Series 2012 A, Unlimited Tax GO Bonds	5.00%	01/01/2031	1,135	1,161,763
Series 2012, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2021	1,035	1,089,441
Series 2013, Unlimited Tax GO Bonds (INS - AGM)(b)	5.25%	07/01/2029	1,880	2,052,302
Series 2014, Unlimited Tax GO Bonds	5.25%	02/01/2033	1,100	1,146,046
Series 2014, Unlimited Tax GO Bonds	5.00%	05/01/2035	1,000	1,026,220
Series 2014, Unlimited Tax GO Bonds	5.00%	05/01/2036	1,000	1,023,460
Series 2016, Unlimited Tax GO Bonds	5.00%	01/01/2041	1,750	1,794,170
Series 2017 D, Unlimited Tax GO Bonds	5.00%	11/01/2024	1,955	2,106,767
Series 2018 A, Ref. Unlimited Tax GO Bonds	5.00%	10/01/2021	830	876,546
Series 2018 A, Ref. Unlimited Tax GO Bonds	5.00%	10/01/2022	580	619,562
Illinois (State of) Finance Authority (Centegra Health System); Series 2014 A, RB	5.00%	09/01/2039	1,250	1,375,988
Illinois (State of) Finance Authority (Lutheran Home & Services);
Series 2012, Ref. RB	5.50%	05/15/2027	2,000	2,080,540
Series 2012, Ref. RB	5.50%	05/15/2030	1,045	1,079,495
Illinois (State of) Finance Authority (Northwestern Memorial Hospital);
Series 2009 B, RB (c)(d)	5.38%	08/15/2019	2,100	2,134,965
Series 2009 B, RB (c)(d)	5.75%	08/15/2019	2,000	2,036,640
Illinois (State of) Finance Authority (OSF Healthcare System); Series 2015 A, Ref. RB	5.00%	11/15/2045	2,205	2,362,327
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	6.75%	08/15/2033	1,430	1,491,032
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	1,940	2,104,105
Illinois (State of) Finance Authority (Swedish Covenant Hospital);
Series 2010 A, Ref. RB (c)(d)	5.75%	02/15/2020	2,000	2,076,740
Series 2010 A, Ref. RB (c)(d)	6.00%	02/15/2020	1,165	1,212,427
Illinois (State of) Finance Authority (University of Chicago); Series 2013 A, RB (e)	5.25%	10/01/2052	3,720	4,111,344
Illinois (State of) Metropolitan Pier & Exposition Authority; Series 2002, Dedicated State Tax CAB RB (INS - AGM)(b)(g)	0.00%	12/15/2029	2,500	1,681,275
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick PL); Series 2002 A, Dedicated State Tax CAB RB (INS -NATL)(b)(g)	0.00%	12/15/2029	3,520	2,305,459
Illinois (State of) Sports Facilities Authority;
Series 2014, Ref. RB (INS - AGM)(b)	5.25%	06/15/2031	1,060	1,178,868
Series 2014, Ref. RB (INS - AGM)(b)	5.25%	06/15/2032	965	1,070,725
Illinois (State of) Toll Highway Authority; Series 2013 A, RB (e)	5.00%	01/01/2038	12,300	13,377,849
Railsplitter Tobacco Settlement Authority; Series 2010, RB (c)(d)	5.50%	06/01/2021	4,090	4,430,329
Regional Transportation Authority;
Series 1999, Ref. RB (INS -AGM)(b)	5.75%	06/01/2021	4,000	4,338,480
Series 2018 B, RB	5.00%	06/01/2040	2,285	2,560,091
Sales Tax Securitization Corp.; Series 2018 A, Ref. RB (e)	5.00%	01/01/2048	4,150	4,507,232
				126,319,058

Indiana–2.65%
Indiana (State of) Finance Authority (Ohio River Bridges East End Crossing);
Series 2013 A, Private Activity RB (h)	5.00%	07/01/2035	500	535,135
Series 2013 A, Private Activity RB (h)	5.00%	07/01/2048	510	536,744
Series 2013, Private Activity RB (h)	5.00%	07/01/2040	3,365	3,563,232

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.); Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/2039	$3,325	$3,278,949
Indianapolis Local Public Improvement Bond Bank; Series 2013 F, RB (e)	5.00%	02/01/2030	9,000	9,917,280
Valparaiso (City of) (Pratt Paper, LLC); Series 2013, Exempt Facilities RB (h)	6.75%	01/01/2034	1,500	1,716,735
				19,548,075

Iowa–2.56%
Iowa (State of); Series 2001, Vision Special Fund RB (INS -NATL)(b)	5.50%	02/15/2020	2,500	2,591,750
Iowa (State of) (IJOBS Program); Series 2009 A, Special Obligation RB (c)(d)(e)(k)	5.00%	06/01/2019	8,990	9,064,437
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, Midwestern Disaster Area RB (f)	5.88%	12/01/2027	1,025	1,080,155
Series 2013, Ref. Midwestern Disaster Area RB (d)	5.25%	12/01/2037	1,190	1,267,695
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2018 A, RB	5.00%	05/15/2043	830	866,122
Iowa (State of) Tobacco Settlement Authority;
Series 2005 C, Asset-Backed RB	5.50%	06/01/2042	1,695	1,693,305
Series 2005 C, Asset-Backed RB	5.63%	06/01/2046	1,055	1,053,143
Series 2005 E, Asset-Backed CAB RB (g)	0.00%	06/01/2046	12,020	1,297,800
				18,914,407

Kansas–0.97%
Kansas (State of) Development Finance Authority (Adventist Health System);
Series 2009, Hospital RB (c)(d)	5.50%	11/15/2019	35	35,892
Series 2009, Hospital RB	5.50%	11/15/2029	1,475	1,511,034
Wichita (City of) (Presbyterian Manors, Inc.);
Series 2013 IV-A, Health Care Facilities RB	6.38%	05/15/2043	1,500	1,594,575
Series 2018 I, Ref. Health Care Facilities RB	5.00%	05/15/2047	1,000	1,019,880
Wyandotte (County of) & Kansas City (City of) Unified Government; Series 2009 A, Utility System RB (c)(d)	5.25%	03/01/2019	3,000	3,000,000
				7,161,381

Kentucky–2.71%
Kentucky (State of) Economic Development Finance Authority (Catholic Health Initiatives); Series 2011 B, Floating Rate RB (SIFMA Municipal Swap Index + 1.40%)(d)(j)	3.14%	02/01/2025	700	711,207
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, Sr. RB	5.00%	07/01/2040	1,245	1,312,230
Series 2015 A, Sr. RB	5.00%	01/01/2045	2,570	2,672,132
Kentucky (State of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. Hospital RB	5.00%	06/01/2045	955	1,007,305
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.);
Series 2010 A, Hospital RB (c)(d)	6.00%	06/01/2020	2,500	2,632,400
Series 2010 B, Ref. Hospital RB (c)(d)	6.38%	06/01/2020	1,585	1,676,216
Kentucky (State of) Property & Building Commission (No. 93); Series 2009, Ref. RB (INS-AGC)(b)	5.25%	02/01/2028	455	456,206
Kentucky (State of) Public Energy Authority; Series 2018 C-1, Gas Supply RB (d)	4.00%	06/01/2025	1,480	1,581,691
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing); Series 2013 A, First Tier Toll RB	5.75%	07/01/2049	1,000	1,083,680
Kentucky (State of) Turnpike Authority (Revitalization); Series 2012 A, Economic Development Road RB (c)(d)	5.00%	07/01/2022	3,140	3,475,666
Louisville (City of) & Jefferson (County of) Metropolitan Government (Norton Healthcare, Inc.); Series 2013 A, Health System RB	5.50%	10/01/2033	3,000	3,357,120
				19,965,853

Louisiana–1.75%
Lafayette (City of) Public Trust Financing Authority (Ragin’ Cajun Facilities, Inc. - Housing & Parking); Series 2010, RB (c)(d)	5.50%	10/01/2020	4,500	4,770,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
Regional Transit Authority; Series 2010, Sales Tax RB (INS-AGM)(b)	5.00%	12/01/2030	$1,000	$1,052,120
St. Tammany (Parish of) Public Trust Financing Authority (Christwood); Series 2015, Ref. RB	5.25%	11/15/2037	1,850	1,941,668
Tobacco Settlement Financing Corp.;
Series 2013 A, Ref. Asset-Backed RB	5.50%	05/15/2030	745	771,261
Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/2031	745	785,722
Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/2032	1,410	1,516,229
Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/2033	1,190	1,274,371
Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/2035	750	812,970
				12,924,701

Maryland–1.33%
Howard (County of) (Downtown Columbia); Series 2017 A, Special Obligation Tax Allocation RB (f)	4.50%	02/15/2047	1,500	1,506,180
Maryland (State of) Health & Higher Educational Facilities Authority (Lifebridge Health); Series 2015, Ref. RB	5.00%	07/01/2040	4,250	4,687,665
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health); Series 2016, Ref. RB	5.00%	07/01/2047	720	790,466
Maryland (State of) Health & Higher Educational Facilities Authority (Peninsula Regional Medical Center); Series 2015, Ref. RB	5.00%	07/01/2045	1,465	1,587,342
Prince Georges (County of), Maryland (Collington Episcopal Life Care Community, Inc.);
Series 2017, Ref. RB	5.00%	04/01/2028	690	733,277
Series 2017, Ref. RB	5.00%	04/01/2032	505	526,786
				9,831,716

Massachusetts–0.97%
Massachusetts (State of) Development Finance Agency (Emerson College); Series 2016A, RB	5.00%	01/01/2047	3,125	3,379,219
Massachusetts (State of) Port Authority; Series 2019 A, Ref. RB (h)	5.00%	07/01/2037	1,000	1,161,570
Massachusetts (State of) Water Resources Authority; Series 2007 B, Ref. General RB (INS -AGM)(b)	5.25%	08/01/2031	2,000	2,586,260
				7,127,049

Michigan–3.21%
Detroit (City of); Series 2018, Unlimited Tax GO Bonds	5.00%	04/01/2035	250	263,415
Detroit Downtown Development Authority (INS -AGM)(b)(e)(k)	5.00%	07/01/2036	2,000	2,156,240
Grand Rapids Economic Development Corp. (Beacon Hill at Eastgate); Series 2017 A, Ref. RB	5.00%	11/01/2047	1,390	1,407,458
Michigan (State of) Building Authority (Facilities Program); Series 2016I, Ref. RB (e)	5.00%	04/15/2041	2,715	3,047,995
Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2016, RB	5.00%	11/01/2044	1,745	1,897,408
Michigan (State of) Finance Authority (Charter County of Wayne Criminal Justice Center); Series 2018, RB	5.00%	11/01/2038	750	862,163
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-1, Ref. Sr. Lien Local Government Loan Program RB	5.00%	07/01/2044	1,095	1,159,452
Series 2014 C-6, Ref. Sr. Lien Local Government Loan Program RB	5.00%	07/01/2033	550	605,462
Series 2014 D-4, Ref. Local Government Loan Program RB	5.00%	07/01/2029	550	614,510
Series 2015, Ref. Second Lien Local Government Loan Program RB	5.00%	07/01/2035	1,190	1,319,305
Michigan (State of) Finance Authority (MidMichigan Health Credit Group); Series 2014, Ref. Hospital RB	5.00%	06/01/2039	2,005	2,195,535
Michigan (State of) Finance Authority (Trinity Health Credit); Series 2017 MI, Ref. Hospital RB (e)	5.00%	12/01/2046	3,655	4,058,987
Michigan (State of) Strategic Fund (I-85 Improvement Project); Series 2018, Limited Obligation RB (h)	5.00%	12/31/2032	750	854,925
Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/2048	3,285	3,236,546
				23,679,401

Minnesota–0.06%
Bethel (City of) (Spectrum High School); Series 2017 A, Ref. Charter School Lease RB	4.25%	07/01/2047	425	411,919

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Mississippi–0.35%
Mississippi Business Finance Corp. (Chevron U.S.A., Inc.); Series 2010 I, VRD Gulf Opportunity Zone IDR (l)	1.60%	12/01/2030	$1,155	$1,155,000
Mississippi Business Finance Corp. (Chevron USA, Inc.); Series 2011 G, VRD Gulf Opportunity Zone IDR (l)	1.60%	11/01/2035	1,400	1,400,000
				2,555,000

Missouri–1.36%
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/2024	825	895,925
Series 2011 A, Ref. RB	5.50%	09/01/2025	1,445	1,568,490
Series 2011 A, Ref. RB	5.50%	09/01/2027	980	1,063,751
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2017 A, Ref. Retirement Community RB	5.25%	05/15/2050	475	495,525
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Service); Series A, RB	5.00%	02/01/2034	340	370,127
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2012, Senior Living Facilities RB	5.00%	09/01/2042	2,000	2,032,620
Series 2013 A, Senior Living Facilities RB	5.50%	09/01/2033	1,375	1,463,674
St. Louis (County of) Industrial Development Authority (Friendship Village West County); Series 2018 A, Senior Living Facilities RB	5.00%	09/01/2038	2,070	2,125,082
				10,015,194

Montana–0.29%
Montana (State of) Facility Finance Authority (Benefit Health System Obligated Group); Series 2011 A, Hospital RB (c)(d)	5.75%	01/01/2021	2,000	2,145,640

Nebraska–1.18%
Central Plains Energy Project (No. 3); Series 2012, Gas RB (m)	5.00%	09/01/2032	4,690	5,035,794
Douglas (County of) Hospital Authority No. 2 (Madonna Rehabilitation Hospital); Series 2014, RB	5.00%	05/15/2044	1,000	1,055,620
Lincoln (County of) Hospital Authority No. 1 (Great Plains Regional Medical Center); Series 2012, Ref. RB	5.00%	11/01/2032	2,500	2,657,050
				8,748,464

Nevada–0.28%
Clark (County of) (Las Vegas-McCarran International Airport); Series 2010 A, Passenger Facility Charge RB (INS-AGM)(b)	5.25%	07/01/2039	2,000	2,048,200

New Jersey–4.93%
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. School Facilities Construction RB (INS - NATL)(b)(e)(k)	5.50%	09/01/2022	3,720	4,109,000
Series 2005, School Facilities Construction RB (INS-AMBAC)(b)	5.50%	09/01/2024	3,390	3,906,060
Series 2017 DDD, RB	5.00%	06/15/2032	1,030	1,120,362
New Jersey (State of) Economic Development Authority (Port Newark Container Terminal LLC); Series 2017, Ref. Special Facility RB (h)	5.00%	10/01/2037	945	1,012,548
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC-Montclair State University Student Housing); Series 2010 A, RB (c)(d)	5.88%	06/01/2020	1,975	2,079,082
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, Private Activity RB (h)	5.38%	01/01/2043	2,000	2,177,100
New Jersey (State of) Higher Education Student Assistance Authority; Series 2018 B, Ref. Sr. Student Loan RB (h)	5.00%	12/01/2024	1,100	1,247,356

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, Transportation System CAB RB (INS-AGC)(b)(g)	0.00%	12/15/2026	$14,305	$11,261,038
Series 2018 A, Ref. Federal Highway Reimbursement RN (e)(k)	5.00%	06/15/2029	1,575	1,771,875
Series 2018 A, Ref. Federal Highway Reimbursement RN (e)(k)	5.00%	06/15/2030	535	597,659
Series 2018 A, Ref. Federal Highway Reimbursement RN	5.00%	06/15/2031	995	1,104,261
Series 2018 A, Ref. RB	5.00%	12/15/2024	1,000	1,122,050
Series 2018 A, Ref. RB	5.00%	12/15/2034	1,000	1,090,930
Subseries 2016A-1, Federal Highway Reimbursement RN	5.00%	06/15/2028	960	1,087,229
Tobacco Settlement Financing Corp.; Series 2018 A, Ref. RB	5.25%	06/01/2046	2,480	2,680,161
				36,366,711

New York–16.98%
Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Solid Waste Disposal RB (f)(h)	5.00%	01/01/2035	1,600	1,702,336
Erie Tobacco Asset Securitization Corp.; Series 2005 A, Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	2,500	2,446,350
Long Island Power Authority;
Series 2011 A, Electric System General RB (c)(d)	5.00%	05/01/2021	4,955	5,315,278
Series 2014 A, Ref. RB	5.00%	09/01/2044	2,870	3,164,032
Metropolitan Transportation Authority;
Series 2010 D, RB (c)(d)	5.00%	11/15/2020	3,000	3,175,770
Series 2012 A, Ref. Dedicated Tax Fund RB (e)	5.00%	11/15/2027	10,000	11,125,600
New York & New Jersey (States of) Port Authority; Two Hundred Seventh Series 2018, Ref. Consolidated RB (e)(h)	5.00%	09/15/2028	3,255	3,921,038
New York (City of); Series 2014 I-2, VRD Unlimited Tax GO Bonds (l)	1.56%	03/01/2040	1,500	1,500,000
New York (City of) Municipal Water Finance Authority; Series 2012 FF, Water & Sewer System RB (e)	5.00%	06/15/2045	10,545	11,439,955
New York (City of) Transitional Finance Authority;
Series 2013 I, Sub. Future Tax Sec. RB	5.00%	05/01/2038	1,465	1,620,231
Subseries 2012 E-1, Future Tax Sec. RB (e)	5.00%	02/01/2037	6,845	7,381,580
Subseries 2013, Sub. Future Tax Sec. RB (e)	5.00%	11/01/2038	4,500	5,022,855
New York (Counties of) Tobacco Trust V; Series 2005 S-2, Sub. Pass Through CAB RB (g)	0.00%	06/01/2050	10,140	1,309,581
New York (Counties of) Tobacco Trust VI; Subseries 2016A-1, Ref. Tobacco Settlement Pass Through RB	5.75%	06/01/2043	3,135	3,478,753
New York (State of) Dormitory Authority; Series 2014 C, State Personal Income Tax RB (e)	5.00%	03/15/2040	4,840	5,429,560
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, Court Facilities Lease RB (INS-AMBAC)(b)	5.50%	05/15/2028	2,900	3,667,108
Series 2005 A, Court Facilities Lease RB (INS-AMBAC)(b)	5.50%	05/15/2029	2,455	3,136,827
New York (State of) Dormitory Authority (General Purpose); Series 2013 A, State Personal Income Tax RB	5.00%	02/15/2037	1,000	1,104,050
New York (State of) Dormitory Authority (New York University); Series 2001 1, RB (INS-BHAC)(b)	5.50%	07/01/2031	1,040	1,290,910
New York (State of) Housing Finance Agency (160 Madison Avenue); Series 2013 A, VRD RB (LOC - Landesbank Hessen-thrgn)(l)(n)	1.56%	11/01/2046	600	600,000
New York (State of) Thruway Authority; Series 2011 A-1, Second General Highway & Bridge Trust Fund RB (e)	5.00%	04/01/2029	4,545	4,846,152
New York (State of) Thruway Authority (Transportation); Series 2009 A, Personal Income Tax RB (c)(d)	5.00%	03/15/2019	1,725	1,726,863
New York (State of) Utility Debt Securitization Authority; Series 2013 TE, Restructuring RB (e)	5.00%	12/15/2031	10,000	11,351,900
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. Liberty RB (f)	5.00%	11/15/2044	5,685	5,927,579
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 1, Ref. Liberty RB (e)	5.00%	09/15/2040	4,900	5,314,540
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB (h)	5.00%	08/01/2031	1,580	1,639,076
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminal C&D Redevelopment); Series 2018, Special Facilities RB (h)	5.00%	01/01/2031	3,310	3,796,239
New York Transportation Development Corp. (Delta Airlines, Inc.); Series 2018, RB (h)	4.00%	01/01/2036	1,495	1,516,752
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, Special Facilities RB (h)	5.00%	07/01/2046	1,660	1,758,272
Series 2016 A, Special Facilities RB (h)	5.25%	01/01/2050	3,055	3,265,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Rockland Tobacco Asset Securitization Corp.; Series 2001, Tobacco Settlement Asset-Backed RB	5.75%	08/15/2043	$1,500	$1,537,845
TSASC, Inc.; Series 2016 B, Ref. Sub. Tobacco Settlement Turbo RB	5.00%	06/01/2048	4,990	4,796,638
				125,309,160

North Carolina–3.84%
Charlotte (City of) (Charlotte Douglas International Airport);
Series 2017 A, Airport RB (e)	5.00%	07/01/2047	4,000	4,549,200
Series 2017 A, Airport RB (e)	5.00%	07/01/2042	1,915	2,184,728
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems); Series 2007 C, Ref. VRD RB (l)	1.55%	01/15/2037	2,500	2,500,000
North Carolina (State of) Capital Facilities Finance Agency (Duke University); Series 2015 B, Ref. RB (e)	5.00%	10/01/2055	9,050	10,178,988
North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, Private Activity RB (h)	5.00%	06/30/2054	1,135	1,187,460
North Carolina (State of) Medical Care Commission (Duke University Health System); Series 2012 A, Health Care Facilities RB (e)	5.00%	06/01/2042	4,890	5,311,567
North Carolina (State of) Medical Care Commission (Vidant Health); Series 2012 A, Ref. Heath Care Facilities RB	5.00%	06/01/2036	2,250	2,422,012
				28,333,955

North Dakota–0.58%
Ward (County of) (Trinity Obligated Group);
Series 2017 C, Health Care Facilities RB	5.00%	06/01/2043	2,140	2,272,808
Series 2017 C, Health Care Facilities RB	5.00%	06/01/2048	1,900	2,007,065
				4,279,873

Ohio–5.91%
Akron, Bath & Copley Joint Township Hospital District; Series 2016, Ref. RB	5.25%	11/15/2046	790	869,845
Allen (County of) (Catholic Health Partners); Series 2012 A, Ref. Hospital Facilities RB	5.00%	05/01/2042	3,300	3,502,884
American Municipal Power, Inc.; Series 2015 A, Ref. RB	5.00%	02/15/2039	1,230	1,347,711
American Municipal Power, Inc. (Greenup Hydroelectric); Series 2016 A, RB	5.00%	02/15/2046	500	548,895
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.75%	06/01/2034	235	219,506
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/2047	7,115	6,679,206
Chillicothe (City of) (Adena Health System Obligated Group); Series 2017, Ref. & Improvement Hospital Facilities RB	5.00%	12/01/2037	3,000	3,311,340
Cleveland (City of);
Series 2008 B-2, Public Power System CAB RB (INS -NATL)(b)(g)	0.00%	11/15/2026	3,545	2,855,604
Series 2008 B-2, Public Power System CAB RB (INS -NATL)(b)(g)	0.00%	11/15/2028	3,845	2,851,298
Series 2008 B-2, Public Power System CAB RB (INS -NATL)(b)(g)	0.00%	11/15/2038	2,800	1,283,212
Cleveland (City of) & Cuyahoga (County of) Port Authority (Constellation Schools); Series 2014 A, Ref. & Improvement Lease RB	6.50%	01/01/2034	1,000	1,031,110
Cuyahoga (County of) (Metrohealth System);
Series 2017, Ref. Hospital RB	5.50%	02/15/2052	1,590	1,728,235
Series 2017, Ref. RB	5.25%	02/15/2047	2,555	2,725,751
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.25%	07/01/2033	2,000	2,000,620
Gallia (County of) (Holzer Health System Obligated Group); Series 2012, Ref. & Improvement Hospital Facilities RB	8.00%	07/01/2042	1,040	1,146,444
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.50%	06/01/2042	3,000	3,267,930
Hamilton (County of) (Life Enriching Communities); Series 2016, Ref. Healthcare Improvement RB	5.00%	01/01/2046	1,395	1,430,559
Lucas (County of), Ohio (ProMedica Healthcare System); Series 2018 A, Ref. Hospital RB	5.25%	11/15/2048	1,655	1,798,968
Montgomery (County of) (Trousdale Foundation Properties); Series 2018 A, Sr. Living RB (f)	6.00%	04/01/2038	1,490	1,525,492
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB (INS - AGM)(b)(h)	5.00%	12/31/2039	750	826,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, Exempt Facility RB (f)(h)	4.25%	01/15/2038	$575	$587,340
Ohio (State of) Higher Educational Facility Commission (Summa Health System);
Series 2010, Hospital Facilities RB (c)(d)	5.75%	05/15/2020	325	340,444
Series 2010, Hospital Facilities RB	5.75%	11/15/2035	1,675	1,741,045
				43,620,239

Oklahoma–0.87%
Comanche (County of) Hospital Authority; Series 2015, Ref. Hospital RB	5.00%	07/01/2022	1,000	1,063,810
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, Health System RB	5.50%	08/15/2057	2,150	2,371,321
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources, Inc.-Cross Village Student Housing); Series 2017, RB	5.00%	08/01/2052	1,825	1,707,981
Oklahoma (State of) Water Resources Board; Series 2018 C, Loan Program RB	4.00%	10/01/2048	1,245	1,290,355
				6,433,467

Oregon–0.22%
Forest Grove (City of) (Pacific University); Series 2014 A, Ref. Campus Improvement RB	5.00%	05/01/2040	1,570	1,641,058

Pennsylvania–2.39%
Allegheny (County of) Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2047	1,000	1,095,260
Montgomery (County of) Industrial Development Authority (Exelon Generation); Series 2001, Ref. RB (d)(h)	2.70%	04/01/2020	3,000	2,998,380
Pennsylvania (State of) Turnpike Commission;
Series 2018 A-2, Turnpike RB	5.00%	12/01/2048	1,180	1,315,606
Series 2018 B, Sub. Oil Franchise Tax RB	5.25%	12/01/2048	1,160	1,321,054
Subseries 2014 A-2, Sub. Conv. CAB Turnpike RB (i)	5.13%	12/01/2039	1,500	1,296,750
Subseries 2017 B-1, Sub. Turnpike RB	5.25%	06/01/2047	1,250	1,385,225
Philadelphia (City of);
Series 2017 A, Water & Wastewater RB	5.00%	10/01/2052	1,035	1,153,062
Series 2017 B, Ref. Airport RB (h)	5.00%	07/01/2042	4,920	5,430,352
Philadelphia (City of) Industrial Development Authority (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2047	795	872,481
Philadelphia School District; Series 2008 E, Limited Tax GO Bonds (INS -BHAC)(b)	5.13%	09/01/2023	750	752,580
				17,620,750

Puerto Rico–2.09%
Children’s Trust Fund;
Series 2002, Tobacco Settlement Asset-Backed RB	5.50%	05/15/2039	3,420	3,455,055
Series 2002, Tobacco Settlement Asset-Backed RB	5.63%	05/15/2043	1,470	1,485,376
Series 2005 A, Tobacco Settlement Asset-Backed RB (g)	0.00%	05/15/2050	5,570	757,186
Puerto Rico (Commonwealth of);
Series 2004 A, Public Improvement Unlimited Tax GO Bonds (INS-NATL)(b)	5.25%	07/01/2021	485	489,535
Series 2006 A, Public Improvement Unlimited Tax GO Bonds, Floating Rate (INS - AGC) (CPI Rate + 1.00%)(b)(j)	3.46%	07/01/2019	640	640,506
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 VV, Ref. RB (INS - NATL)(b)	5.25%	07/01/2033	725	771,864
Series 2007 VV, Ref. RB (INS - NATL)(b)	5.25%	07/01/2035	640	677,593
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2007 N, Ref. Transportation RB (INS-AGM)(b)	5.50%	07/01/2029	600	681,324
Series 2007 N, Ref. Transportation RB (INS - NATL)(b)	5.25%	07/01/2032	760	810,623
Series 2007 N, Ref. Transportation RB (INS - AGC)(b)	5.25%	07/01/2034	1,195	1,325,805
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2007 M-3, Ref. Government Facilities RB (INS - NATL)(b)	6.00%	07/01/2024	2,000	2,059,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, CAB RB (g)	0.00%	07/01/2029	$1,405	$906,955
Series 2018 A-1, CAB RB (g)	0.00%	07/01/2033	1,235	625,997
Series 2018 A-1, RB	4.50%	07/01/2034	735	735,919
				15,422,938

Rhode Island–0.10%
Tobacco Settlement Financing Corp.; Series 2015 A, Asset-Backed RB	5.00%	06/01/2035	700	738,283

South Carolina–3.18%
Piedmont Municipal Power Agency; Series 2011 C, Ref. Electric RB (INS-AGC)(b)	5.75%	01/01/2034	7,410	8,015,618
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2013 A, Ref. Hospital RB (c)(d)	5.25%	08/01/2023	4,450	5,114,073
South Carolina (State of) Ports Authority;
Series 2015, RB (h)	5.25%	07/01/2050	3,240	3,546,472
Series 2015, RB (h)	5.25%	07/01/2055	1,260	1,373,211
South Carolina (State of) Public Service Authority; Series 2014, Ref. RB	5.00%	12/01/2046	1,175	1,265,440
South Carolina (State of) Public Service Authority (Santee Cooper Revenue Obligations); Series 2013 E, RB	5.50%	12/01/2053	3,830	4,147,852
				23,462,666

South Dakota–0.56%
South Dakota (State of) Health & Educational Facilities Authority (Sanford Obligated Group);
Series 2014 B, RB	5.00%	11/01/2044	2,500	2,704,675
Series 2015, Ref. RB	5.00%	11/01/2045	1,345	1,448,740
				4,153,415

Tennessee–0.77%
Greeneville (Town of) Health & Educational Facilities Board (Ballad Health); Series 2018 A, Ref. Hospital RB	5.00%	07/01/2036	1,715	1,939,253
Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance); Series 2012, Hospital RB	5.00%	08/15/2042	1,000	1,057,570
Memphis Center City Revenue Finance Corp. (Pyramid & Pinch District Redevelopment); Series 2011 B, Sub. RB (c)(d)	5.25%	11/01/2021	2,475	2,702,354
				5,699,177

Texas–15.82%
Alamo Community College District; Series 2012, Ref. Limited Tax GO Bonds (e)	5.00%	08/15/2034	4,895	5,393,556
Austin (City of); Series 2012, Ref. Water & Wastewater System RB	5.00%	11/15/2042	1,490	1,634,187
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/2045	2,000	2,071,120
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2018 D, Education RB	5.75%	08/15/2033	1,660	1,725,985
Gulf Coast Industrial Development Authority (ExxonMobil); Series 2012, VRD RB (l)	1.45%	03/05/2019	1,800	1,800,000
Harris (County of) Metropolitan Transit Authority;
Series 2011 A, Sales & Use Tax RB (e)	5.00%	11/01/2036	3,305	3,556,808
Series 2011 A, Sales & Use Tax RB (e)	5.00%	11/01/2041	3,000	3,220,500
Houston (City of) Airport System (United Airlines, Inc. Airport Improvement); Series 2015 C, Ref. RB (h)	5.00%	07/15/2020	790	814,735
Houston (City of) Airport System (United Airlines, Inc. Terminal E); Series 2014, Ref. RB (h)	4.75%	07/01/2024	500	539,115
Houston (City of) Convention & Entertainment Facilities Department;
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS-AGM)(b)(g)	0.00%	09/01/2026	3,975	3,279,256
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS-AGM)(b)(g)	0.00%	09/01/2027	5,015	3,976,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Houston Community College System;
Series 2008, Sr. Lien Student Fee RB (INS -AGM)(b)	5.00%	04/15/2025	$1,295	$1,298,147
Series 2008, Sr. Lien Student Fee RB (INS -AGM)(b)	5.00%	04/15/2026	900	902,187
Series 2008, Sr. Lien Student Fee RB (INS -AGM)(b)	4.50%	04/15/2027	155	155,322
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.); Series 2012 A, RB	5.00%	02/15/2042	2,700	2,784,267
La Vernia Higher Education Finance Corp. (Meridian World School); Series 2015 A, RB (f)	5.50%	08/15/2045	1,230	1,264,280
New Hope Cultural Education Facilities Corp. (Presbyterian Village North); Series 2018, Ref. Retirement Facility RB	5.00%	10/01/2026	1,550	1,623,547
New Hope Cultural Education Facilities Finance Corp. (4-K Housing, Inc.-Stoney Brook); Series 2017 A-1, Sr. Living RB	4.75%	07/01/2052	750	767,700
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing College Station I, LLC-Texas A&M University); Series 2014 A, Student Housing RB (INS - AGM)(b)	5.00%	04/01/2046	1,985	2,143,701
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.50%	01/01/2043	1,000	1,085,940
North Texas Tollway Authority;
Series 2008 D, Ref. First Tier System CAB RB (INS-AGC)(b)(g)	0.00%	01/01/2028	16,400	12,912,376
Series 2008 D, Ref. First Tier System CAB RB (INS-AGC)(b)(g)	0.00%	01/01/2029	2,725	2,065,414
Series 2008 D, Ref. First Tier System CAB RB (INS-AGC)(b)(g)	0.00%	01/01/2031	3,550	2,477,474
San Antonio (City of); Series 2013, Jr. Lien Electric & Gas Systems RB	5.00%	02/01/2038	2,405	2,631,238
San Jacinto River Authority (Groundwater Reduction Plan Division);
Series 2011, Special Project RB (INS-AGM)(b)	5.00%	10/01/2032	2,265	2,303,890
Series 2011, Special Project RB (INS-AGM)(b)	5.00%	10/01/2037	2,475	2,515,194
Tarrant County Cultural Education Facilities Finance Corp (e)	5.00%	02/15/2047	3,415	3,776,512
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group);
Series 2016, Ref. Retirement Facilities RB	5.00%	05/15/2037	1,410	1,443,262
Series 2016, Ref. Retirement Facilities RB	5.00%	05/15/2045	515	520,232
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2017 A, Retirement Facility RB	6.38%	02/15/2048	1,785	1,892,635
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System); Series 2016 A, Ref. RB	5.00%	02/15/2041	4,000	4,437,760
Temple (City of); Series 2018 A, Incremental RB (f)	5.00%	08/01/2028	750	819,518
Texas (State of) Transportation Commission;
Series 2016 A, Highway Improvement Unlimited Tax GO Bonds	5.00%	04/01/2044	1,585	1,783,870
Series 2019, First Tier Toll CAB RB (g)	0.00%	08/01/2037	1,250	549,463
Series 2019, First Tier Toll CAB RB (g)	0.00%	08/01/2039	1,000	392,010
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2012 A, Ref. First Tier RB	5.00%	08/15/2041	1,000	1,059,300
Series 2015 B, Ref. CAB RB (g)	0.00%	08/15/2036	3,075	1,503,091
Series 2015 B, Ref. CAB RB (g)	0.00%	08/15/2037	705	328,347
Series 2015 C, Ref. Sub. RB	5.00%	08/15/2033	5,000	5,429,050
Series 2015 C, Ref. Sub. RB	5.00%	08/15/2042	4,225	4,495,189
Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002 A, First Tier CAB RB (INS-BHAC)(b)(g)	0.00%	08/15/2027	6,800	5,485,832
Series 2002, First Tier CAB RB (c)(g)	0.00%	08/15/2027	200	164,454
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	4,990	5,772,482
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/2028	3,025	3,284,000
Series 2012, Gas Supply RB	5.00%	12/15/2029	3,000	3,244,710
Series 2012, Gas Supply RB	5.00%	12/15/2031	1,200	1,288,908
Series 2012, Gas Supply RB	5.00%	12/15/2032	1,125	1,204,942
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH 288 Toll Lanes); Series 2016, Sr. Lien RB (h)	5.00%	12/31/2055	1,070	1,134,607
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC); Series 2013, Sr. Lien RB (h)	7.00%	12/31/2038	1,250	1,446,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
University of Houston; Series 2008, Ref. RB (INS-AGM)(b)(e)	5.00%	02/15/2033	$363	$363,882
				116,762,413

Utah–0.84%
Salt Lake City (City of);
Series 2017 A, Airport RB (e)(h)	5.00%	07/01/2047	2,540	2,810,180
Series 2018 A, Airport RB (h)	5.00%	07/01/2048	1,275	1,423,155
Series 2018 A, Airport RB (h)	5.25%	07/01/2048	1,710	1,949,725
				6,183,060

Virgin Islands–0.33%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	2,500	2,431,250

Virginia–2.92%
Richmond (City of) Metropolitan Authority; Series 2002, Ref. Expressway RB (INS -NATL)(b)	5.25%	07/15/2022	2,460	2,589,224
Roanoke (City of) Economic Development Authority (Carilion Clinic Obligated Group); Series 2010, Ref. Hospital RB	5.00%	07/01/2033	2,500	2,597,700
Roanoke (City of) Industrial Development Authority (Carilion Clinic Obligated Group); Series 2005, Hospital RB (c)(d)	5.00%	07/01/2020	35	36,525
Roanoke (City of) Industrial Development Authority (Carilion Health System); Series 2005 B, Hospital RB (INS -AGM)(b)	5.00%	07/01/2038	2,365	2,442,288
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, Sr. Lien RB (h)	6.00%	01/01/2037	700	765,023
Series 2012, Sr. Lien RB (h)	5.50%	01/01/2042	3,355	3,584,381
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC);
Series 2012, Sr. Lien RB (h)	5.00%	07/01/2034	3,855	4,048,290
Series 2012, Sr. Lien RB (h)	5.00%	01/01/2040	1,810	1,890,780
Virginia (State of) Small Business Financing Authority (Transform 66P3); Series 2017, Sr. Lien Private Activity RB (h)	5.00%	12/31/2056	3,310	3,559,144
				21,513,355

Washington–5.11%
Kalispel Tribe of Indians; Series 2018 A, RB (f)	5.00%	01/01/2032	1,350	1,458,864
Seattle (Port of); Series 2012 A, Ref. Intermediate Lien RB	5.00%	08/01/2032	2,500	2,729,400
State of Washington; Series 2019 A, Various Purpose Unlimited Tax GO Bonds (e)	5.00%	08/01/2042	1,850	2,132,995
Washington (State of);
Series 2004 F, Motor Vehicle Fuel Unlimited Tax GO Bonds (INS-AMBAC)(b)	5.00%	12/01/2029	5,100	3,831,681
Series 2010 A, Various Purpose Unlimited Tax GO Bonds (c)(d)(e)	5.00%	08/01/2019	18,455	18,715,031
Washington (State of) Convention Center Public Facilities District;
Series 2018, RB	5.00%	07/01/2043	1,160	1,306,809
Series 2018, RB (e)	5.00%	07/01/2048	4,140	4,628,065
Series 2018, RB	5.00%	07/01/2048	830	922,263
Washington (State of) Tobacco Settlement Authority; Series 2013, Ref. RB	5.25%	06/01/2031	1,900	1,962,700
				37,687,808

West Virginia–0.57%
West Virginia (State of) Economic Development Authority (Appalachian Power Co. - Amos); Series 2010 A, Ref. Solid Waste Disposal Facilities RB	5.38%	12/01/2038	4,000	4,190,440

Wisconsin–3.48%
Public Finance Authority; Series 2016, Lease Development RB (e)	5.00%	03/01/2046	3,420	3,734,059
Public Finance Authority (American Dream at Meadowlands);
Series 2017, Limited Obligation Grant RB (f)	6.75%	08/01/2031	900	980,667
Series 2017, Limited Obligation PILOT RB (f)	6.75%	12/01/2042	2,100	2,348,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Value Municipal Income Trust

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of);
Series 2009 A, General Fund Annual Appropriation RB (c)(d)	5.63%	05/01/2019	$400	$402,608
Series 2009 A, General Fund Annual Appropriation RB	5.63%	05/01/2028	3,835	3,859,698
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance); Series 2012, RB	5.00%	06/01/2039	5,000	5,305,300
Wisconsin (State of) Health & Educational Facilities Authority (Mile Bluff Medical Center, Inc.); Series 2014, RB	5.50%	05/01/2034	2,000	2,091,080
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, Sr. RB (f)	6.38%	01/01/2048	1,265	1,300,445
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.);
Series 2018 A, RB	5.20%	12/01/2037	1,655	1,774,359
Series 2018 A, RB	5.35%	12/01/2045	1,655	1,765,024
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences);
Series 2012, RB	5.50%	04/01/2032	1,155	1,221,182
Series 2015, Ref. RB	5.75%	04/01/2035	815	872,498
				25,654,930

Wyoming–0.31%
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. Power Supply RB (INS - BAM)(b)(e)	5.00%	01/01/2047	2,060	2,274,528
TOTAL INVESTMENTS IN SECURITIES(o)–162.58% (Cost $1,126,428,555)				1,199,585,928
FLOATING RATE NOTE OBLIGATIONS–(32.01)%
Notes with interest and fee rates ranging from 2.21% to 2.66% at 02/28/2019 and contractual maturities of collateral ranging from 09/01/2022 to 04/01/2056 (See Note 1J)(p)				(236,150,000)
VARIABLE RATE MUNI TERM PREFERRED SHARES–(31.59)%				(233,066,094)
OTHER ASSETS LESS LIABILITIES–1.02%				7,463,556
NET ASSETS APPLICABLE TO COMMON SHARES–100.00%				$737,833,390

Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
Conv.	– Convertible
COP	– Certificates of Participation
CPI	– Consumer Price Index
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sec.	– Secured
SIFMA	– Securities Industry and Financial Markets Association
Sr.	– Senior
Sub.	– Subordinated
USD	– U.S. Dollar
VRD	– Variable Rate Demand
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Value Municipal Income Trust

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Underlying security related to TOB Trusts entered into by the Trust. See Note 1J.
(f)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2019 was $36,276,977, which represented 4.92% of the Trust’s Net Assets.

(g)	Zero coupon bond issued at a discount.
(h)	Security subject to the alternative minimum tax.
(i)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2019.
(k)

Security is subject to a reimbursement agreement which may require the Trust to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Trust could ultimately be required to make under the agreement is $16,670,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(l)

Demand security payable upon demand by the Trust at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2019.

(m)	Security subject to crossover refunding.
(n)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(o)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(p)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2019. At February 28, 2019, the Trust’s investments with a value of $364,071,528 are held by TOB Trusts and serve as collateral for the $236,150,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Value Municipal Income Trust

Statement of Assets and Liabilities

February 28, 2019

Assets:

Investments in securities, at value (Cost $1,126,428,555)	$1,199,585,928
Receivable for:
Investments sold	697,259
Interest	11,201,827
Investment for trustee deferred compensation and retirement plans	124,902
Other assets	3,763
Total assets	1,211,613,679

Liabilities:

Floating rate note obligations	236,150,000
Variable rate muni term preferred shares ($0.01 par value, 2,331 shares issued with liquidation preference of $100,000 per share)	233,066,094
Payable for:
Investments purchased	908,981
Dividends	47,906
Amount due custodian	2,787,678
Accrued fees to affiliates	8,588
Accrued interest expense	460,280
Accrued trustees’ and officers’ fees and benefits	4,415
Accrued other operating expenses	24,666
Trustee deferred compensation and retirement plans	321,681
Total liabilities	473,780,289
Net assets applicable to common shares	$737,833,390

Net assets applicable to common shares consist of:

Shares of beneficial interest – common shares	$680,556,282
Distributable earnings	57,277,108
$737,833,390
Common shares outstanding, no par value, with an unlimited number of common shares authorized:

Common shares outstanding	47,056,518
Net asset value per common share	$15.68
Market value per common share	$14.35

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Value Municipal Income Trust

Statement of Operations

For the year ended February 28, 2019

Investment income:
Interest	$50,649,756
Expenses:
Advisory fees	6,655,536
Administrative services fees	163,061
Custodian fees	12,801
Interest, facilities and maintenance fees	10,968,749
Transfer agent fees	29,505
Trustees’ and officers’ fees and benefits	36,566
Registration and filing fees	45,825
Reports to shareholders	67,408
Professional services fees	109,300
Taxes	102,063
Other	52,711
Total expenses	18,243,525
Net investment income	32,406,231
Realized and unrealized gain (loss) from:

Net realized gain (loss) from Investment securities (includes net gains (losses) from securities sold to affiliates of $(15,680))	923,014
Change in net unrealized appreciation (depreciation) of Investment securities	(4,661,922)
Net realized and unrealized gain (loss)	(3,738,908)
Net increase in net assets resulting from operations applicable to common shares	$28,667,323

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Value Municipal Income Trust

Statement of Changes in Net Assets

For the years ended February 28, 2019 and 2018

	2019	2018
Operations:
Net investment income	$32,406,231	$36,076,354
Net realized gain (loss)	923,014	(1,111,738)
Change in net unrealized appreciation (depreciation)	(4,661,922)	(5,917,837)
Net increase in net assets resulting from operations applicable to common shares	28,667,323	29,046,779
Distributions to common shareholders from distributable earnings(1)	(33,882,961)	(35,011,084)
Return of capital applicable to common shares	(393,007)	–
Total distributions	(34,275,968)	(35,011,084)
Net increase (decrease) in net assets applicable to common shares	(5,608,645)	(5,964,305)
Net assets applicable to common shares:
Beginning of year	743,442,035	749,406,340
End of year	$737,833,390	$743,442,035

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended February 28, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Value Municipal Income Trust

Statement of Cash Flows

For the year ended February 28, 2019

Cash provided by operating activities:
Net increase in net assets resulting from operations applicable to common shares	$28,667,323
Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:

Purchases of investments	(177,091,719)
Proceeds from sales of investments	193,791,231
Purchases of short-term investments, net	(8,838,688)
Amortization of premium on investment securities	7,026,340
Accretion of discount on investment securities	(5,423,239)
Decrease in receivables and other assets	791,148
Increase in accrued expenses and other payables	68,455
Net realized gain from investment securities	(923,014)
Net change in unrealized depreciation on investment securities	4,661,922
Net cash provided by operating activities	42,729,759

Cash provided by (used in) financing activities:

Dividends paid to common shareholders from distributable earnings	(33,887,793)
Return of capital	(393,007)
Increase in payable for amount due custodian	2,776,041
Proceeds of TOB Trusts	38,240,000
Repayments of TOB Trusts	(49,465,000)
Net cash provided by (used in) financing activities	(42,729,759)
Net increase in cash and cash equivalents	–
Cash and cash equivalents at beginning of period	–
Cash and cash equivalents at end of period	$–

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$10,872,808

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Value Municipal Income Trust

Notes to Financial Statements

February 28, 2019

NOTE 1–Significant Accounting Policies

Invesco Value Municipal Income Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Trust’s investment objective is to provide common shareholders with current income which is exempt from federal income tax.

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Trust investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.

E.

Federal Income Taxes - The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

30	Invesco Value Municipal Income Trust

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees and other expenses associated with lines of credit and Variable Rate Muni Term Preferred Shares (“VMTP Shares”), and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Cash and Cash Equivalents - For the purposes of the Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.

Floating Rate Note Obligations - The Trust invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Trust. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Trust to special purpose trusts established by a broker dealer or by the Trust (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Trust (inverse floating rate securities) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Trust, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Trust generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Trust to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Trust’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Trust, the Trust will be required to repay the principal amount of the tendered securities, which may require the Trust to sell other portfolio holdings to raise cash to meet that obligation. The Trust could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Trust to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Trust may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Trust. These agreements commit a Trust to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Trust liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Trust accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Trust’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Trust records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Trust wherein the Trust, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Trust’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Trust, would be the borrower and the loan from the liquidity provider will be

31	Invesco Value Municipal Income Trust

secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Trust would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Trust has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Trust’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Trust in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Trust, and may adversely affect the Trust’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Trust or less than what may be considered the fair value of such securities.

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Trust’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.55% of the Trust’s average daily managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s financial statements for purposes of GAAP).

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. For the year ended February 28, 2019, expenses incurred under this agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Trust.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2019, all of the securities in this Trust were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

32	Invesco Value Municipal Income Trust

NOTE 4–Security Transactions with Affiliated Funds

The Trust is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Trust from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2019, the Trust engaged in securities purchases of $71,673,758 and securities sales of $55,824,963, which resulted in net realized gains (losses) of $(15,680).

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Trust to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Trusts in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Trust may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Trust to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Trust.

NOTE 6–Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2019 were $239,614,077 and 2.14%, respectively.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2019 and 2018

	2019	2018
Ordinary income	$352,835	$–
Ordinary Income - Tax-Exempt	33,530,126	35,011,084
Ordinary Income - Tax-Exempt VMTP Shares	5,745,883	4,303,744
Return of Capital	393,007	–
Total distributions	$40,021,851	$39,314,828

Tax Components of Net Assets at Period-End:

		2019
Net unrealized appreciation – investments		$73,036,003
Temporary book/tax differences		(302,962)
Capital Loss Carryforward		(15,455,933)
Shares of beneficial interest		680,556,282
Total net assets		$737,833,390

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation difference is attributable primarily to TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

33	Invesco Value Municipal Income Trust

The Trust has a capital loss carryforward as of February 28, 2019, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$11,655,901	$3,800,032	$15,455,933

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2019 was $177,233,159 and $193,543,910, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a TaxBasis

Aggregate unrealized appreciation of investments	$76,482,978
Aggregate unrealized (depreciation) of investments	(3,446,975)
Net unrealized appreciation of investments	$73,036,003

Cost of investments for tax purposes is $1,126,549,925.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of return of capital distributions and federal income taxes, on February 28, 2019, undistributed net investment income was increased by $465,819, undistributed net realized gain (loss) was increased by $21,629 and shares of beneficial interest was decreased by $487,448. This reclassification had no effect on the net assets of the Trust.

NOTE 10–Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Years ended February 28,
	2019
Beginning shares	47,056,518	47,056,518
Shares issued through dividend reinvestment	-	-
Ending shares	47,056,518	47,056,518

The Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 11–Variable Rate Muni Term Preferred Shares

On May 9, 2012, the Trust issued 712 Series 2015/6-IIM VMTP Shares, with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the 1933 Act. Proceeds from the issuance of VMTP Shares on May 9, 2012 were used to redeem all of the Trust’s outstanding Auction Rate Preferred Shares (“ARPS”). In addition, the Trust issued 719 Series 2015/6-IIM VMTP Shares in connection with the reorganization of Invesco Value Municipal Bond Trust, Invesco Value Municipal Trust and Invesco Value Municipal Securities into the Trust with a liquidation preference of $100,000 per share. VMTP Shares are a floating-rate form of preferred shares with a mandatory redemption date. On December 5, 2014, the Trust extended the term of the VMTP Shares and is required to redeem all outstanding VMTP Shares on December 1, 2017, unless earlier redeemed, repurchased or extended. On February 2, 2015, the Trust issued 500 Series 2015/6-IIM VMTP Shares, with a liquidation preference of $100,000 per share. On June 1, 2017, the Trust issued an additional 400 Series 2015/6-IIM VMTP Shares, with a liquidation preference of $100,000 per share. In addition, on June 1, 2017, the Trust extended the term of the VMTP Shares and is required to redeem all outstanding VMTP Shares on December 1, 2019, unless earlier redeemed, repurchased or extended. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends and a redemption premium, if any. On or prior to the redemption date, the Trust will be required to segregate assets having a value equal to 110% of the redemption amount.

The Trust incurred costs in connection with the issuance of the VMTP Shares. These costs were recorded as a deferred charge and were amortized over the original 3 year life of the VMTP Shares. In addition, the Trust incurred costs in connection with the extension of the VMTP Shares that are recorded as a deferred charge and are being amortized over the extended term. Amortization of these costs is included in Interest, facilities and maintenance fees on the Statement of Operations, and the unamortized balance is included in the value of Variable rate muni term preferred shares on the Statement of Assets and Liabilities.

Dividends paid on the VMTP Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. The initial rate for dividends was equal to the sum of 1.10% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index (the “SIFMA” Index). As of February 28, 2019, the dividend rate is equal to the SIFMA Index plus a spread of 1.00%, which is based on the long term preferred share ratings assigned to the VMTP Shares by a ratings agency. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VMTP Shares during the year ended February 28, 2019 were $233,100,000 and 2.46%, respectively.

34	Invesco Value Municipal Income Trust

The Trust utilizes the VMTP Shares as leverage in order to enhance the yield of its common shareholders. The primary risk associated with VMTP Shares is exposing the net asset value of the common shares and total return to increased volatility if the value of the Trust decreases while the value of the VMTP Shares remain unchanged. Fluctuations in the dividend rates on the VMTP Shares can also impact the Trust’s yield or its distributions to common shareholders. The Trust is subject to certain restrictions relating to the VMTP Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VMTP Shares at the liquidation preference plus any accumulated but unpaid dividends.

The liquidation preference of VMTP Shares, which approximates fair value, is recorded as a liability under the caption Variable rate muni term preferred shares on the Statement of Assets and Liabilities. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the credit rating on the VMTP Shares, and therefore the “spread” on the VMTP Shares (determined in accordance with the VMTP Shares’ governing document) remains unchanged. At period-end, the Trust’s Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference. Fair value could vary if market conditions change materially. Unpaid dividends on VMTP Shares are recognized as Accrued interest expense on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of Interest, facilities and maintenance fees on the Statement of Operations.

NOTE 12–Dividends

The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2019:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2019	$0.0588	March 13, 2019	March 29, 2019
April 1, 2019	$0.0588	April 12, 2019	April 30, 2019

NOTE 13–Financial Highlights

The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

					Year Ended	Year Ended
	Years ended February 28,				February 29,	February 28,
	2019		2018	2017	2016	2015
Net asset value per common share, beginning of period	$15.80		$15.93	$16.73	$16.57	$15.52
Net investment income(a)	0.69		0.77	0.79	0.85	0.86
Net gains (losses) on securities (both realized and unrealized)	(0.08)		(0.16)	(0.80)	0.15	1.09
Total from investment operations	0.61		0.61	(0.01)	1.00	1.95
Less:
Dividends paid to common shareholders from net investment income	(0.72)		(0.74)	(0.79)	(0.84)	(0.90)
Return of capital	(0.01)		–	–	–	–
Total distributions	(0.73)		(0.74)	(0.79)	(0.84)	(0.90)
Net asset value per common share, end of period	$15.68		$15.80	$15.93	$16.73	$16.57
Market value per common share, end of period	$14.35		$14.49	$14.75	$17.13	$16.04
Total return at net asset value(b)	4.50%		4.27%	0.02%	6.47%	13.14%
Total return at market value(c)	4.29%		3.27%	(9.55)%	12.62%	18.37%
Net assets applicable to common shares, end of period (000’s omitted)	$737,833		$743,442	$749,406	$786,795	$779,330
Portfolio turnover rate(d)	15%		7%	14%	12%	11%

Ratios/supplemental data based on average net assets applicable to common shares outstanding:
Ratio of expenses:
With fee waivers and/or expense reimbursements	2.48	%(e)	2.05%	1.65%	1.31%	0.91%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	0.99	%(e)	0.95%	0.90%	0.86%	0.52%
Without fee waivers and/or expense reimbursements	2.48	%(e)	2.05%	1.65%	1.38%	1.28%
Ratio of net investment income to average net assets	4.41	%(e)	4.73%	4.72%	5.22%	5.33%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$233,100		$233,100	$193,100	$193,100	$193,100
Asset coverage per preferred share(f)	$416,531		$418,937	$488,092	$507,455	$503,579
Liquidating preference per preferred share	$100,000		$100,000	$100,000	$100,000	$100,000

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

35	Invesco Value Municipal Income Trust

(c)

Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $734,925.
(f)

Calculated by subtracting the Trust’s total liabilities (not including preferred shares, at liquidation value) from the Trust’s total assets and dividing this by the total number of preferred shares outstanding.

36	Invesco Value Municipal Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Value Municipal Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Value Municipal Income Trust (the “Trust”) as of February 28, 2019, the related statements of operations and cash flows for the year ended February 28, 2019, the statement of changes in net assets for each of the two years in the period ended February 28, 2019, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of February 28, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2019 and the financial highlights for each of the five years in the period ended February 28, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

April 29, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

37	Invesco Value Municipal Income Trust

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2019:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	97.77%

38

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] –1960 Trustee and Vice Chair	2010

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] – 1954 Trustee	2010

Vice Chair, Invesco Ltd.; Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, The Invesco Funds

Formerly: Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1	Invesco Value Municipal Income Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett – 1944 Trustee and Chair	2010	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields – 1952 Trustee	2010	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School – Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank and Managing Partner, KPMG LLP	158	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2010	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	158	None
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. – 1944 Trustee	2010	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli – 1949 Trustee	2016	Adjunct Professor, University of Denver – Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson – 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2	Invesco Value Municipal Income Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris – 1964 President, Principal Executive Officer and Treasurer	2010

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk – 1958 Senior Vice President and Senior Officer	2010	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Invesco UK Limited; Director, President and Chairman, Invesco Insurance Agency, Inc.; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited

Formerly: Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange- Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr – 1962 Senior Vice President	2010	Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Invesco Canada Funds Advisory Board Member; Director, President Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)	N/A	N/A

T-3	Invesco Value Municipal Income Trust

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers–(continued)
		Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2010

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan – 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2010

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

Office of the Fund	Investment Adviser	Auditors	Custodian
1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

T-4	Invesco Value Municipal Income Trust

Correspondence information

Send general correspondence to Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Trust holdings and proxy voting information

The Trust provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the lists with the Securities and Exchange Commission (SEC) on Forms N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file number for the Trust is shown below.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-06590	MS-CE-VMINC-AR-1	04242019 0954

ITEM 2:	CODE OF ETHICS

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On May 2, 2018, the SEC proposed amendments to the Loan Rule that, if adopted as proposed, would address many of the issues that led to issuance of the no-action letter. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the affiliate of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

Additionally, PWC advised the Registrant’s Audit Committee that PwC had identified one matter for consideration under the SEC’s auditor independence rules. PwC stated that a PwC Director held a financial interest in an investment company within the Invesco Fund Complex that was inconsistent with the requirements of Rule 2-01(c)(1)(i)(A) of Regulation S-X. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by this matter as they related to the audit of Registrant. In reaching this conclusion, PwC noted, among other things, the engagement team was not aware of the investment, the PwC Director was not in the chain of command of the audit or audit partners of Invesco, the services provided by the individual were not relied upon by the audit engagement team with respect to the audit of the Registrant and the investment was not material to the net worth of the individual or his immediate family members.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2019	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018
Audit Fees	$52,825	$44,825
Audit-Related Fees	$0	$0
Tax Fees(1)	$5,700	$4,650
All Other Fees	$0	$0

Total Fees	$58,525	$49,475

(g) PwC billed the Registrant aggregate non-audit fees of $5,700 for the fiscal year ended 2019, and $4,650 for the fiscal year ended 2018, for non-audit services rendered to the Registrant.

(1)

Tax Fees for the fiscal year end February 28, 2019 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax Fees for fiscal year end February 28, 2018 included fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$690,000	$662,000
Tax Fees	$0	$0
All Other Fees(2)	$0	$611,000

Total Fees	$690,000	$1,273,000

(1)

Audit-Related Fees for the year end 2019 include fees billed related to reviewing controls at a service organization. Audit-Related Fees for the year end 2018 included fees billed related to reviewing controls at a service organization.

(2)

All Other Fees for the year end 2018 included fees billed related to the assessments for certain of the company’s risk management tools, current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,240,000 for the fiscal year ended February 28, 2019, and $4,101,000 for the fiscal year ended February 28, 2018, for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $25 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)

The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Guiding Principles and Philosophy

Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.

Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.

Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.

The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.

Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.

II.	Applicability of this Policy

This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	Proxy Voting for Certain Fixed Income, Money Market Accounts and Index

For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

IV.	Conflicts of Interest

There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.

Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.

If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.

Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Other Conflicts of Interest

To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.

V.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.

VI.	Global Proxy Voting Platform and Administration

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question) In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.

The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.

[1]

Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

VII.	Non-Votes

In the great majority of instances, Invesco can vote proxies successfully. However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal. In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example:

•

Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the fund manager.

•

If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

VIII.	Proxy Voting Guidelines

The following guidelines describe Invesco’s general positions on various common proxy voting issues. This list is not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each fund manager retains ultimate discretion to vote proxies in the manner they deem most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I through IV. Individual proxy votes therefore will differ from these guidelines from time to time.

Invesco generally affords management discretion with respect to the operation of a company’s business, and will generally support a board’s discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.

Invesco generally abstains from voting on or opposes proposals that are “bundled” or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.

A.    Shareholder Access and Treatment of Shareholder Proposals – General

Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).

B.    Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect its long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:

•	Gender pay gap proposals

•	Political contributions disclosure/political lobbying disclosure/political activities and action

•	Data security, privacy, and internet issues

•	Report on climate change/climate change action

•	Gender diversity on public boards

C.    Capitalization Structure Issues

i.    Stock Issuances

Invesco generally supports a board’s decisions about the need for additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.

ii.    Stock Splits

Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.

iii.    Share Repurchases

Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.    Corporate Governance Issues

i.    General

Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:

•	Adopt proxy access right

•	Require independent board chairperson

•	Provide right to call special meetings

•	Provide right to act by written consent

•	Submit shareholder rights plan (poison pill) to shareholder vote

•	Reduce supermajority vote requirement

•	Remove antitakeover provisions

•	Declassify the board of directors

•	Require a majority vote for election of directors

•	Require majority of independent directors on the board

•	Approve executive appointment

•	Adopt exclusive forum provision

Invesco generally supports a board’s discretion to amend a company’s articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company’s articles if any of the proposed amendments would limit shareholders’ rights or there is insufficient information to decide about the nature of the proposal.

ii.    Board of Directors

1.	Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

2.	Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:

•	Long-term financial performance of the company relative to its industry,

•	Management’s track record,

•	Background to the proxy contest,

•	Qualifications of director nominees (both slates),

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

•	Stock ownership positions in the company.

3.	Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director “overboarding” (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company’s performance and the interest of its shareholders. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

Invesco generally withholds votes from directors who serve on an excessive number of boards of directors (“overboarding”). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO’s own company, excluding the boards of majority-owned subsidiaries of the parent company.

4.	Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors since this minimizes the potential for conflicts of interest.

5.	Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board’s discretion regarding proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

6.	Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.

Voting decisions may consider, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties;

•	a majority of independent directors;

•	completely independent key committees;

•	committee chairpersons nominated by the independent directors;

•	CEO performance reviewed annually by a committee of independent directors; and

•	established governance guidelines.

7.	Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

8.	Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

9.	Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

10.	Director Term Limits and Retirement Age

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

iii.    Audit Committees and Auditors

1.	Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.

2.	Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3.	Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.

E.    Remuneration and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.

i.    Independent Compensation/Remuneration Committee

Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.

ii.    Advisory Votes on Executive Compensation

Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.

iii.    Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv.    Severance Arrangements

Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.

v.    “Claw Back” Provisions

Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.

vi.    Employee Stock Purchase Plans

Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

F.    Anti-Takeover Defenses

Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:

•	Provide right to act by written consent

•	Provide right to call special meetings

•	Adopt fair price provision

•	Approve control share acquisition

Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company’s corporate form or to “go dark” (i.e., going private transactions) without shareholder approval.

Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.

Invesco will generally support proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds

Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies

Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended

Last ☒ Reviewed ☒ Revised by Compliance for Accuracy	April 19, 2016

Guideline Owner	U.S. Compliance and Legal

Policy Approver	Invesco Advisers, Inc., Invesco Funds Board

Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A.    INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B.    PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C.    USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D.    PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I.    Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors

In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members

Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements

Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors

Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

Cumulative voting

The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access

Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access

On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum

Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II.    Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation

Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

Equity-based compensation plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans

Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements

Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.    Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.    Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.    Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.    Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.    Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.    EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

F.    POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

As of February 28, 2019, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•	Mark Paris, Portfolio Manager, who has been responsible for the Trust since 2015 and has been associated with Invesco and/or its affiliates since 2010.

•

John Connelly, Portfolio Manager, who has been responsible for the Trust since 2016 and has been associated with Invesco and/or its affiliates since 2016. From 1994 to 2015, he was employed by Raymond James & Associates, where he served as Senior Vice President of Municipal High Yield Trading from 2012 to 2015.

•	Tim O’Reilly, Portfolio Manager, who has been responsible for the Trust since 2016 and has been associated with Invesco and/or its affiliates since 2010.

•	James Phillips, Portfolio Manager, who has been responsible for the Trust since 2015 and has been associated with Invesco and/or its affiliates since 2010.

•	John Schorle, Portfolio Manager, who has been responsible for the Trust since 2018 and has been associated with Invesco and/or its affiliates since 2010.

•	Julius Williams, Portfolio Manager, who has been responsible for the Trust since 2015 and has been associated with Invesco and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household); (ii) investments made either directly or through a deferred compensation or similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund; and (iii) total investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2019 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund	Dollar Range of Investments in Invesco Pooled Investment Vehicles with the Same or Similar Objectives and Strategies as the Fund	Dollar Range of Investments in All Invesco Funds and Invesco Pooled Investment Vehicles
Invesco Value Municipal Income Trust
Mark Paris	None	N/A	Over $1,000,000
John Connelly	$10,001 - $50,000	N/A	$500,001 - $1,000,000
Tim O’Reilly	None	N/A	$500,001 - $1,000,000
James Phillips	None	N/A	$500,001 - $1,000,000
John Schorle	None	N/A	$100,001 - $500,000
Julius Williams	None	N/A	$500,001 - $1,000,000

Assets Managed

The following information is as of February 28, 2019 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Value Municipal Income Trust
Mark Paris	17	$23,492.4	None	None	12[1]	$22.0	[1]
John Connelly	17	$23,492.4	None	None	12[1]	$22.0	[1]
Tim O’Reilly	17	$23,492.4	None	None	12[1]	$22.0	[1]
James Phillips	17	$23,492.4	None	None	12[1]	$22.0	[1]
John Schorle	17	$23,492.4	None	None	12[1]	$22.0	[1]
Julius Williams	17	$23,492.4	None	None	12[1]	$22.0	[1]

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

[1]

These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed has a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[2]
Invesco [3] Invesco Deutschland Invesco Hong Kong[3] Invesco Asset Management Invesco India Invesco Real Estate Securities Division[3]	One-, Three-and Five-year performance against Fund peer group

Invesco Senior Secured[3,4] Invesco Capital[3,5]	Not applicable

Invesco Canada[3]	One-year performance against Fund peer group Three-and Five-year performance against entire universe of Canadian funds

Invesco Japan[6]	One-, Three-and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

[2]	Rolling time periods based on calendar year-end.
[3]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period.
[4]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[5]	Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.
[6]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three-and five-year performance against the appropriate Micropol benchmark.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 15, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 15, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Value Municipal Income Trust

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 9, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 9, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	May 9, 2019

EXHIBIT INDEX

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.